Q3 2024 Earnings Presentation October 31, 2024 Q3 2024 EARNINGS CONFERENCE CALL Conference Call Dial-in numbers: (800) 225-9448 (domestic) (203) 518-9708 (international) Conference code: CWQ324

Q3 2024 Earnings Presentation SAFE HARBOR STATEMENT Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov. 2

Q3 2024 Earnings Presentation CURTISS-WRIGHT DELIVERED STRONG Q3 RESULTS AND INCREASED FY2024 OUTLOOK ▪ Sales growth increased to 7% - 9% – Strong YTD performance and record backlog in excess of $3.3B ▪ Operating Income growth increased to 7% - 10% ▪ Diluted EPS growth raised to 12% - 15% ▪ FCF guidance increased to $430M - 450M, up 4% to 9% – FCF conversion >105% ▪ Sales of $799M, up 10% ▪ Operating Income of $149M, up 11% ▪ Operating Margin of 18.7%, up 20 bps YOY ▪ Diluted EPS of $2.97, up 17% ▪ Free Cash Flow of $163M; 142% conversion ▪ New Orders of $860M, up 2%; ~1.1x Book-to-Bill – Record bookings quarter for Defense Electronics segment ▪ Completed $100M expansion of share repurchase program 3 Third Quarter 2024 Highlights Full-Year 2024 Guidance Updates Note: Third quarter 2024 results and Full-year 2024 guidance, and comparisons to 2023, presented on an Adjusted (Non-GAAP) basis, unless noted.

THIRD QUARTER 2024 FINANCIAL REVIEW

($ in millions)	Q3'24 Adjusted	Q3'23 Adjusted	Change	Key Drivers
Aerospace & Industrial	$229	$220	*4%*	▪ Strong growth in Commercial Aerospace (narrowbody and widebody OEM platforms) and higher YOY sales in defense markets; Partially offset by decline in General Industrial
Defense Electronics	$243	$216	*12%*	▪ Strong demand in Ground Defense (tactical comms) and Aerospace Defense, including timing of production
Naval & Power	$327	$288	*14%*	▪ Higher Naval Defense revenue on submarine (development and production) and aircraft carrier programs ▪ LDD growth in Commercial Nuclear driven by higher aftermarket revenues (U.S. and Canada)
Total Sales	**$799**	**$724**	***10%***	**Higher sales across A&D and Commercial Nuclear markets**
Aerospace & Industrial *Margin*	$39 *17.2%*	$39 *17.7%*	*1%* *(50 bps)*	▪ Favorable absorption on higher sales growth; benefit of restructuring savings ▪ Profitability offset by unfavorable mix of products
Defense Electronics *Margin*	$64 *26.5%*	$56 *26.0%*	*15%* *50 bps*	▪ Favorable absorption on strong A&D revenue growth
Naval & Power *Margin*	$54 *16.4%*	$49 *17.0%*	*10%* *(60 bps)*	▪ Favorable absorption on higher revenues ▪ Profitability offset by unfavorable mix and timing of development programs (next-gen naval defense)
Corporate and Other	($9)	($10)	18%	▪ Lower FX costs
Total Op. Income ***CW Margin***	**$149** ***18.7%***	**$134** ***18.5%***	***11%*** ***20 bps***	**Delivering solid margin expansion on better-than-expected Sales growth**

CURTISS-WRIGHT

Note: Amounts may not add due to rounding.

Q3 2024 Earnings Presentation 4

Q3 2024 Earnings Presentation 2024 END MARKET SALES GROWTH GUIDANCE (As of October 30, 2024) ($ in Millions) 2024E Growth vs 2023 (Prior) 2024E Growth vs 2023 (Current) 2024E % Sales Key Drivers of 2024 Performance Aerospace Defense 7% - 9% 9% - 11% 20% ▪ Higher defense electronics revenue growth on various C5/ISR programs (helicopters and fighter jets); Higher sales of actuation and sensors equipment Ground Defense 10% - 12% 10% - 12% 11% ▪ Strong revenue growth in tactical communications equipment Naval Defense 5% - 7% 9% - 11% 26% ▪ Higher revenue growth on submarines (Columbia, Virginia and SSN(X)) and CVN-81 aircraft carrier program; Increased sales of aircraft handling equipment (FMS) Commercial Aerospace 13% - 15% 16% - 18% 12% ▪ Higher OEM production (narrowbody/widebody); Increased sales of surface treatment services Total Aerospace & Defense 8% - 10% 10% - 12% 69% Strong demand across all A&D markets Power & Process 4% - 6% 5% - 7% ~18% ▪ LDD growth in Commercial Nuclear led by strong U.S. aftermarket, plus WSC acquisition ▪ Flat sales in Process (Higher subsea pump development revenues offset by timing of capital projects in oil & gas market) General Industrial Flat (2% - 4%) ~14% ▪ Lower sales in industrial vehicles; Flat sales in industrial automation and services Total Commercial 1% - 3% 1% - 3% 31% Solid growth in Power & Process markets, led by Commercial Nuclear Total Curtiss-Wright 6% - 8% 7% - 9% 100% Organic sales growth of 7% - 8% 5Note: Amounts may not add due to rounding. Updated (in blue)

2024 FINANCIAL GUIDANCE (As of October 30, 2024)

Updated (in blue)

($ in millions)	2024E (Prior)	2024E (Current)	Change vs 2023 Adjusted	Key Drivers of 2024 Performance
Aerospace & Industrial	$925 - 940	$925 - 940	*4% - 6%*	▪ Strong mid-teens growth in Commercial Aerospace and higher sales in Aerospace and Naval Defense markets; Partially offset by reduced General Industrial sales
Defense Electronics	$882 - 897	$892 - 907	*9% - 11%*	▪ Defense market growth (U.S. DoD and FMS) driven by strong order book and backlog ▪ Higher Aerospace Defense (embedded computing) and Ground Defense (tactical communications)
Naval & Power	$1,203 - 1,223	$1,233 - 1,248	*8% - 9%*	▪ LDD growth in Naval Defense driven by submarine and aircraft carrier programs; Higher direct Foreign Military Sales (FMS) ▪ MSD+ growth in Power & Process, driven by strong growth in Commercial Nuclear
Total Sales	**$3,010 - 3,060**	**$3,050 - 3,095**	***7% - 9%***	**Delivering strong HSD sales growth**
Aerospace & Industrial Margin	$157 - 161 16.9% - 17.1%	$157 - 161 16.9% - 17.1%	*8% - 11%* *50 - 70 bps*	▪ Favorable absorption on strong growth in A&D revenues and benefit of restructuring savings
Defense Electronics Margin	$212 - 218 24.0% - 24.2%	$216 - 221 24.2% - 24.4%	*13% - 15%* *70 - 90 bps*	▪ Favorable absorption on strong growth in A&D revenues
Naval & Power Margin	$194 - 199 16.1% - 16.3%	$198 - 203 16.1% - 16.3%	*0% - 2%* *(110 - 130 bps)*	▪ Favorable absorption on higher sales (Defense and Commercial Nuclear) ▪ Profitability offset by impact of Q1 naval contract adjustment and shift to development programs
Corporate and Other	($38 - 39)	($39 - 40)	*3% - 5%*	▪ Lower YOY FX costs
Total Op. Income **CW Margin**	**$525 - 539** **17.4% - 17.6%**	**$531 - 545** **17.4% - 17.6%**	***7% - 10%*** ***0 - 20 bps***	**Targeting Operating Margin expansion; Investing in R&D, Systems and Talent**

CURTISS-WRIGHT

Q3 2024 Earnings Presentation 6

Q3 2024 Earnings Presentation 2024 FINANCIAL GUIDANCE (As of October 30, 2024) ($ in millions, except EPS) 2024E (Prior) 2024E (Current) Change vs 2023 Adjusted Key Drivers of 2024 Performance Total Sales $3,010 - 3,060 $3,050 - 3,095 7% - 9% Continued focus on generating profitable growth Total Operating Income $525 - 539 $531 - 545 7% - 10% Other Income ~$35 ~$35 ▪ Higher YOY pension and interest income Interest Expense ($44 - 45) ($44 - 45) ▪ Lower YOY debt levels Tax Rate 22.5% 22.5% ▪ U.K. legal entity consolidation program to generate 100 bps reduction and $5M in annual tax cash savings Diluted EPS $10.40 - 10.65 $10.55 - 10.75 12% - 15% Double-digit EPS growth in-line with Investor Day target Diluted Shares Outstanding ~38.5 ~38.4 ▪ Benefit of $100M expansion of share repurchase program ▪ On track for $150M in total repurchases in 2024 Free Cash Flow $425 - 445 $430 - 450 4% - 9% FCF up 9% - 14%, excluding final CAP1000 cash payment in 2023 FCF Conversion >105% >105% ▪ Continued solid FCF conversion Capital Expenditures $50 - 60 $50 - 60 ▪ Average ~2% of Sales (over time) Depreciation & Amortization $110 - 115 $110 - 115 7 Updated (in blue) Note: Amounts may not add due to rounding.

Q3 2024 Earnings Presentation BUILDING MOMENTUM AS WE DRIVE LONG-TERM PROFITABLE GROWTH 8 ▪ Remain on track to deliver strong performance in 2024 – Sales growth of 7% - 9% (mainly organic) reflects strong growth in A&D and Commercial Nuclear markets – Expecting EPS growth of 12% - 15% while supporting incremental growth investments – Strong YTD performance driving higher confidence in FCF guidance; >105% conversion aligns with long-term view ▪ Strong balance sheet and cash position enables disciplined capital allocation strategy – Acquisitions remain top priority to supplement organic growth – Driving consistent return to shareholders; Expect $150M total share repurchases in 2024 ▪ Maintain strong confidence in achieving Investor Day targets – Alignment to secular growth trends provides clear path to capture future growth; >5% Organic Revenue CAGR – Expansion of Commercial Nuclear opportunity providing new avenues for growth • Constellation / Microsoft Reopening of Three Mile Island and X-energy / Amazon partnership • Signed MOU with Westinghouse to support AP1000 and AP300 projects in Canada

Q3 2024 Earnings Presentation Appendix 9

Q3 2024 Earnings Presentation NON-GAAP FINANCIAL INFORMATION The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) These Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions, specifically one-time inventory step-up, backlog amortization, and transaction costs; (ii) costs associated with the Company's 2024 Restructuring Program; and (iii) the sale or divestiture of a business or product line, as applicable. Organic Sales and Organic Operating Income The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions and results of operations from divested businesses or product lines during the last twelve months, costs associated with the Company's 2024 Restructuring Program, and foreign currency fluctuations. Free Cash Flow (FCF) and Free Cash Flow Conversion The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow excludes payments associated with the Westinghouse legal settlement in the prior year period. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings. 10

Q3 2024 Earnings Presentation THIRD QUARTER 2024: END MARKET SALES GROWTH ($ in millions) Q3’24 Q3’23 Change Key Drivers Aerospace Defense $159 $148 7% Strong demand for embedded computing equipment mainly driven by U.S. and international helicopter programs Ground Defense $93 $83 12% Higher tactical communications equipment revenues Naval Defense $218 $180 21% Higher revenues on submarine (SSN(X) development; Columbia-class and Virginia-class production) and aircraft carrier (mainly CVN-81) programs Commercial Aerospace $97 $80 21% Higher OEM sales on narrowbody and widebody platforms Total A&D Markets $566 $491 15% Power & Process $131 $122 8% Solid growth principally driven by higher commercial nuclear aftermarket revenues General Industrial $101 $111 (9%) Reduced sales of industrial vehicle products to off-highway vehicle platforms as well as lower sales of industrial automation and services Total Commercial Markets $233 $234 Flat Total Curtiss-Wright $799 $724 10% 11Note: Amounts may not add down due to rounding.

2024E END MARKET SALES WATERFALL (as of October 30, 2024)

FY'24 Guidance:
Overall UP 7 - 9%
A&D Markets UP 10 - 12%
Comm'l Markets UP 1 - 3%

Total 2024 CW End Markets
$3.050B - 3.095B

Aerospace & Defense Markets
69% $2.12B

- **Naval** 26%
  Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** 20%
  Embedded computing, sensors, actuation, arresting systems
- **Ground** 11%
  Tactical battlefield communications
- **Commercial Aerospace** 12%
  - **OEM** ~90%
    60% Narrowbody / 40% Widebody
    Linked to Boeing/Airbus production
  - **AM** ~10%
    Principally Repair and Overhaul

Commercial Markets
31% $0.96B

- **Power & Process** 18%
  - **Commercial Nuclear** ~60%
    Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** ~40%
    Severe-service valves and subsea pump applications
- **General Industrial** 14%
  - **Industrial Vehicles** ~65%
    On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** ~35%
    Electromechanical actuation and Surface Treatment Services

Note: Amounts shown for % of Total Sales may not add due to rounding.
- Power & Process market sales concentrated in Naval & Power segment
- General Industrial sales concentrated in Aerospace & Industrial segment

Commercial Nuclear
90% Domestic & Int'l Aftermarket
10% New Build Gen III / Gen IV (Advanced SMRs)

CURTISS-WRIGHT

Q3 2024 Earnings Presentation 12